Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT entered into as of the 23rd day of June, 2026 (this “RRA”), by and between TRILLIUM PARTNERS LP, a Delaware limited partnership (the “Investor”), and Artificial Intelligence Technology Solutions Inc., a Nevada corporation (the “Company”) is made pursuant to the Equity Purchase Agreement (the “Purchase Agreement”), referenced and incorporated herein. Investor and Company shall be referred to individually as “Party,” or “Parties” collectively. IN CONSIDERATION of the promises, the mutual provisions of this Agreement, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Parties hereto agree as follows:

Article 1. Definitions.

Section 1.1 Defined Terms. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this RRA, the following terms shall have the following meanings:

“Allowed Delay” shall mean any period during which the Company has suspended the use of the Registration Statement and the related Prospectus pursuant to

Section 6.2 of this RRA, not to exceed twenty (20) consecutive Trading Days or forty-five (45) Trading Days in any twelve (12) month period, due to:

(i) the existence of material non-public information regarding the Company that the Board of Directors has determined in good faith would require disclosure in the Registration Statement or Prospectus and that it is not in the best interests of the Company to disclose at such time;

(ii) the occurrence of any event that requires the preparation of a supplement or amendment to the Prospectus so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein; or (iii) any pending corporate development, transaction, or negotiation that the Board of Directors has determined in good faith would be required to be disclosed in the Registration Statement or Prospectus and that premature disclosure of which would materially and adversely affect the Company; provided, however, that an Allowed Delay shall not include any suspension or blackout period that constitutes an Event as defined hereunder.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Nevada of are authorized or required by law or other governmental action to close. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

“Effectiveness Deadline” means, with respect to the Initial Registration Statement required to be filed hereunder, the 60th calendar day following the Filing Deadline and with respect to any additional Registration Statements which may be required pursuant to Article 2, the 60th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the SEC that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Deadline falls on a day that is not a Trading Day, then the Effectiveness Deadline shall be the next succeeding Trading Day. Notwithstanding the foregoing, the Effectiveness Deadline shall be automatically extended on a day-for-day basis for any delay attributable solely to SEC review timing, staff comment letters, or other SEC action or inaction outside the Company’s reasonable control, provided that the Company is diligently pursuing effectiveness and responding to SEC comments in good faith and in a timely manner.

“Event” shall mean any of the following:

(i) the Registration Statement is not filed on or before the Filing Deadline;

(ii) the Registration Statement is not declared effective by the SEC on or before the Effectiveness Deadline provided, however, that no Event shall be deemed to occur under this clause (ii) to the extent that the failure to achieve effectiveness by the Effectiveness Deadline results solely from SEC review timing, staff comment letters, or other SEC action or inaction outside the Company’s reasonable control, so long as the Company is diligently pursuing effectiveness and responding to SEC comments in good faith;

(iii) after the Registration Statement has been declared effective, the Company fails to maintain the effectiveness thereof (or the Prospectus contained therein is not available for use) for more than the permitted blackout period set forth in Section 6.2; or (iv) after the Registration Statement has been declared effective, trading in the Common Stock is suspended or the Common Stock is delisted from the Principal Market for more than three (3) consecutive Trading Days..

“Event Date” shall mean the date on which an Event first occurs.

“Excluded Registration” means any registration of equity securities of the Company solely for a Company sponsored employee benefit plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Deadline” means:

(i) with respect to the Initial Registration Statement, the date that is as soon as practicable following the Signing Date (as defined in the Purchase Agreement), and (ii) with respect to any additional Registration Statements which may be required pursuant to Section 2.3, the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities. “Holder” or

“Holders” means Trillium Partners LP and any permitted transferee or assignee of Registrable Securities to whom rights under this RRA have been duly assigned in accordance with

Section 6.5 hereof; provided that any such transferee or assignee shall be deemed a “Holder” hereunder only upon delivery to the Company of written notice of such transfer or assignment and such transferee’s or assignee’s written RRA to be bound by the terms and conditions of this RRA.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC providing for offering securities on a continuous or delayed basis.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC Guidance” means:

(i) any publicly available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff; and (ii) the Securities Act.

“Underlying Securities” means the shares of Common Stock or other securities issuable upon exercise of the Warrant.

Article 2. Required Registration.

Section 2.1 Filing. The Company shall prepare, as soon as practicable following the Signing Date, and file with the SEC a Registration Statement covering the resale of all Registrable Securities issued and issuable under the Purchase Agreement. The Registration Statement filed hereunder shall be on Form S-1 (or Form S-3, if available).

Section 2.2 Effectiveness. The Company shall use its reasonable best efforts to cause such Registration Statement to be filed under this RRA to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Deadline, and shall keep such Registration Statements continuously effective under the Securities Act until the earlier of:

(i) the date that all Registrable Securities covered by such Registration Statement no longer constitute Registrable Securities, or (ii) the date all Registrable Securities have been sold (the “Effectiveness Period”).

Section 2.3 Rule 415 Cutback. Notwithstanding the registration obligations set forth in Section 2.1, if the SEC informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to (i) first exclude securities not constituting Registrable Securities;

(ii) second, include Registrable Securities on a pro rata basis among Holders. The Company shall use reasonable best efforts to file additional Registration Statements to cover any omitted Registrable Securities.

Section 2.4 Liquidated Damages. If an Event occurs, the Company shall pay to the Investor an amount in cash equal to one and one-half percent (1.5%) of the aggregate Investment Amount paid by the Investor under the Purchase Agreement as of the Event Date, and an additional one and one-half percent (1.5%) for each subsequent thirty (30) day period (or pro rata portion thereof) during which such Event continues (the “Liquidated Damages”). Liquidated damages shall be paid within five (5) Business Days of each thirty (30) day period. Notwithstanding the foregoing:

(i) the maximum aggregate Liquidated Damages payable to the Investor shall not exceed four percent (4%) of the aggregate Investment Amount;

(ii) no Liquidated Damages shall accrue during any period in which the Company is unable to maintain effectiveness solely due to the Investor’s failure to provide required information under Section 4(a); and (iii) the parties acknowledge that the Liquidated Damages set forth herein represent a reasonable and genuine pre-estimate of the damages that would be suffered by the Investor as a result of an Event, that such amount is fair and reasonable under the circumstances existing as of the date of this RRA, that the Liquidated Damages do not constitute a penalty, and that the Investor would not have entered into this Registration Rights Agreement absent this liquidated damages provision.

Article 3. Obligations

Section 3.1 Obligations of the Company. In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than three (3) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall:

(i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review and reasonable comment of such Holders and their counsel, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that:

(i) the Company shall not be obligated to provide Holders advance copies of any universal shelf registration statement registering securities in addition to those required hereunder, or any Prospectus prepared thereto;

(ii) the pre-filing review obligations set forth in this

Section 3.1 shall be suspended during any blackout or suspension period implemented by the Company pursuant to

Section 6.2 of this RRA, and the applicable review period shall recommence upon the termination of such blackout or suspension period, with the filing deadline extended by the number of Trading Days during which the blackout or suspension was in effect; and (iii) notwithstanding the foregoing, in no event shall the Company circulate any draft Registration Statement, Prospectus, or amendment or supplement thereto to any Holder during a blackout or suspension period if such document contains, incorporates by reference, or omits any material non-public information that is the basis for such blackout or suspension, unless and until such information has been publicly disclosed by the Company in accordance with applicable securities laws.

(b) (i) Prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this RRA), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this RRA) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case, prior to the applicable Filing Deadline, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) The Company shall ensure that the Registration Statement covers all Put Shares issued and issuable from time to time under the Purchase Agreement.

(e) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible:

(i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement has been filed; (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, in each case, after the such Registration Statement has been declared effective, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided, however, in no event shall any such notice contain any information which would constitute material, non- public information regarding the Company or any of its Subsidiaries.

(f) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(g) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished. Subject to the terms of this RRA, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the Company has given notice pursuant to Section 6.7.

(h) The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by any such Holder.

(i) Prior to any resale of Registrable Securities by a Holder, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j) If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(k) Upon the occurrence of any event contemplated by clause (v) or (vi) of Section 4(d), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 4(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(l) Comply with all applicable securities rules and regulations.

Section 3.2 Obligation of the Holder(s).

(a) Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this RRA as Appendix A (a “Selling Stockholder Questionnaire”) on a date that is not less than ten (10) days prior to the Filing Deadline or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with Section 2(a). Each Holder shall furnish in writing to the Company such additional information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, and shall execute such documents in connection with such registration, as shall be reasonably required to effect the registration of such Registrable Securities. A Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement. The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement, and no Event shall be deemed to occur and or continue solely as a result of the failure to include the Registrable Securities of such Holder in the Registration Statement, if such Holder fails to furnish to the Company a fully completed Selling Stockholder Questionnaire at least two (2) Business Days prior to the Filing Deadline.

(b) Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Each Holder agrees that, upon receipt of any notice from the Company of either:

(i) the commencement of an Allowed Delay, or (ii) the happening of an Event pursuant to Section 3.1(d) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until such Holder has received written notice from the Company (the “Advice”) that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company shall:

(i) deliver the Advice to each Holder as promptly as practicable following the cessation of the circumstances giving rise to the Allowed Delay or applicable event, and in any event no later than the Trading Day immediately following such cessation;

(ii) use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as practicable and in any event within the time limitations set forth in the definition of Allowed Delay and

Section 6.2 hereof;

(iii) not commence an Allowed Delay unless the Company has provided each Holder with prior written notice of such Allowed Delay to the extent permitted by applicable law and the Company’s obligations with respect to material non-public information; and (iv) ensure that the aggregate duration of all Allowed Delays during any twelve (12) month period does not exceed the limitations set forth in

Section 6.2 hereof, it being understood that any suspension exceeding such limitations shall constitute an Event under

Section 1.1 and trigger the Liquidated Damages obligations set forth therein.

(e) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the SEC, the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, any liquidated damages that are accruing at such time shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended until such information is delivered to the Company.

Article 4. Registration Expenses.

Section 4.1 Registration Expenses. All fees and expenses incident to the performance of or compliance with this RRA by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (i) with respect to filings made with the SEC, (ii) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (iii) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses of the Company, (d) fees and disbursements of counsel for the Company, (e) Securities Act liability insurance, if the Company so desires such insurance, and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this RRA. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this RRA (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar SECs of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

Article 5. Indemnification.

Section 5.1 Indemnification. The indemnification, contribution, and claims procedures with respect to the transactions contemplated by this RRA, including without limitation any claims arising from the Registration Statement, any Prospectus, or any amendment or supplement thereto, shall be governed exclusively by Article 7 of the Purchase Agreement, which is incorporated herein by reference in its entirety. The parties acknowledge that the indemnification provisions of Article 7 of the Purchase Agreement are intended to cover all claims arising under both the Purchase Agreement and this RRA, and that no separate or additional indemnification rights or obligations shall arise under this RRA.

Article 6. Miscellaneous.

Section 6.1 Continuous Issuance Coverage. The Company shall, from time to time, file such amendments or additional Registration Statements as may be necessary to ensure that all Put Shares issued or issuable pursuant to the Purchase Agreement are covered by an effective Registration Statement.

Section 6.2 Blackout and Suspension Limit. The Company may suspend the use of the Registration Statement for no more than twenty (20) consecutive Trading Days, and no more than forty-five (45) Trading Days in any 12-month period.

Section 6.3 Purchase Agreement Integration. This RRA is entered into in connection with, and is subject to the terms of, the Purchase Agreement, provided, however, that in the event of any conflict between this RRA and the Purchase Agreement, the terms of this RRA shall control with respect to the subject matter hereof.

Section 6.4 Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this RRA, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this RRA, including recovery of damages, shall be entitled to specific performance of its rights under this RRA. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this RRA and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

Section 6.5 Prohibition on Filing Other Registration Statements. The Company shall not, other than as provided in the Purchase Agreement, file any other registration statements (specifically excluding a registration statement on Form S-8) until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the SEC, provided that this Section 7(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this RRA and shall not prohibit the Company from filing a registration statement for a primary offering by the Company, provided that the Company makes no offering of securities pursuant to such registration statement prior to the effective date of the Registration Statement required hereunder that includes all of the Registrable Securities.

Section 6.6 Amendments and Waivers. The provisions of this Registration Rights Agreement may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by both the Company and the Investor. Any waiver or consent granted hereunder shall be effective only in the specific instance and for the specific purpose for which it was given and shall not constitute a continuing waiver or consent with respect to any other provision or circumstance. No failure or delay by either party in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. No consideration shall be offered or paid to either party to amend or consent to a waiver or modification of any provision of this Registration Rights Agreement unless such amendment or waiver is documented in writing and executed by both parties in accordance with this Section 6.6.

Section 6.7 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement. Any such notice or communication so given or made shall be deemed to have been given or made and to have been received on the day of delivery if delivered, or on the day of e-mailing or sending by other means of recorded communication, provided that such day in either event is a Business Day and the communication is so delivered, e-mailed or sent before 5:00 p.m. Eastern on such day.

Section 6.8 Successors and Assigns. This RRA shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

Section 6.9 Entire RRA. This RRA, the Purchase Agreement and the other Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior RRAs and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 6.10 Execution and Counterparts. This RRA may be executed in two or more counterparts, all of which when taken together shall be considered one and the same RRA and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered physically or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such physical delivery or “.pdf” signature page were an original thereof.

Section 6.11 Governing Law; Jurisdiction, WAIVER OF JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this RRA shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this RRA (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the United States Federal and state courts located in the State of Nevada (the “Nevada Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Nevada Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Nevada Courts, or such Nevada Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this RRA and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this RRA or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this RRA, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Section 6.12 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

Section 6.13 Severability. If any term, provision, covenant or restriction of this RRA is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 6.14 Headings. The headings in this RRA are for convenience only, do not constitute a part of the RRA and shall not be deemed to limit or affect any of the provisions hereof.

Section 6.15 Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other RRA or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this RRA or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this RRA, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single RRA with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this RRA is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

TRILLIUM PARTNERS LP

By:	/s/ Stephen Hicks
Name:	Stephen Hicks
Title:	Manager of GP

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

By:	/s/ Steve Reinharz
Name:	Steve Reinharz
Title:	Chief Executive Officer

APPENDIX A

SELLING STOCKHOLDER QUESTIONNAIRE

This Selling Stockholder Questionnaire (this “Questionnaire”) is being furnished to you in connection with the Registration Rights Agreement (the “RRA”) entered into between Artificial Intelligence Technology Solutions Inc., a Nevada corporation (the “Company”), and Trillium Partners LP (the “Investor”), dated as of __________________, 2026, in connection with the Equity Purchase Agreement of the same date (the “Purchase Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the RRA or the Purchase Agreement, as applicable.

The information requested in this Questionnaire is required to prepare the Registration Statement to be filed with the Securities and Exchange Commission (the “SEC”) covering the resale of the Registrable Securities, including the Put Shares and the Commitment Shares, by the Investor as a selling stockholder. The Company is required to include accurate and complete selling stockholder information in the Registration Statement and the related Prospectus.

Please complete ALL sections of this Questionnaire in full. Incomplete responses may delay the filing of the Registration Statement and may result in the tolling of Liquidated Damages as provided in the RRA. Please return the completed Questionnaire to the Company no later than ten (10) days prior to the Filing Deadline, or within four (4) Trading Days of receipt of draft Registration Statement materials, whichever is earlier.

If any information provided herein changes prior to the effective date of the Registration Statement or during the Effectiveness Period, you are obligated to promptly notify the Company in writing of such change so that the Registration Statement and Prospectus may be updated accordingly.

PART I — HOLDER IDENTIFICATION

1.1 Full Legal Name of Selling Stockholder

Legal Name:

1.2 Form of Entity

Please check the applicable box:

☐ Individual / Natural Person

☐ Corporation

☐ Limited Partnership

☐ Limited Liability Company

☐ Trust

☐ Other (please specify): ___________________________________

1.3 State / Jurisdiction of Organization

Jurisdiction:

1.4 Principal Business Address

Street Address:

City: State / Province:

Zip / Postal Code: Country:

1.5 Contact Information

Contact Name:

Title:

Telephone:

Email Address:

1.6 Tax Identification / EIN

EIN / Tax ID:

Note: Social Security Numbers should NOT be provided in this Questionnaire. Please provide your Employer Identification Number (EIN) or equivalent tax identification number only.

PART II — NATURAL PERSONS WITH VOTING AND DISPOSITIVE CONTROL

If the Selling Stockholder is an entity (corporation, partnership, LLC, trust, or other), please identify all natural persons who have voting and/or dispositive control over the Registrable Securities held by the Selling Stockholder. This information may be required by the SEC for inclusion in the Registration Statement.

2 2.1 Controlling Natural Person(s)

Please list ALL natural persons with voting and/or dispositive control:

Full Legal Name Title / Relationship Voting / Dispositive Control

PART III — SECURITIES INFORMATION

3.1 Commitment Shares

Number of Commitment Shares: 5,000,000 (2,500,000 upon S-1 effectiveness; 2,500,000 ninety (90) days thereafter)

3.2 Put Shares As of the date of this Questionnaire, please provide the following information with respect to Put

Shares:

Maximum number of Put Shares issuable:

Note: The actual number of Put Shares to be included in the Registration Statement will be determined based on the Maximum Commitment Amount divided by the applicable Purchase Price floor, and will be updated in subsequent amendments to the Registration Statement as necessary.

3.3 Total Registrable Securities

Total shares to be registered:

3.4 Other Holdings

Do you beneficially own any other shares of Common Stock of the Company not being registered pursuant to the Registration Statement?

☐ No

☐ Yes — if yes, please describe:

Description:

3.5 Broker / DTC Participant Information

Please provide the brokerage account information to which DWAC transfers of Registrable Securities will be delivered:

Broker-Dealer Name:

DTC Participant Number:

Account Name:

Account Number:

PART IV — BENEFICIAL OWNERSHIP AND AFFILIATIONS

4.1 Beneficial Ownership Cap Confirmation

Please confirm that, as of the date of this Questionnaire, after giving effect to the issuance of all Registrable Securities to be registered hereunder, the Selling Stockholder together with its affiliates does not and will not beneficially own in excess of 4.99% of the then issued and outstanding shares of Common Stock of the Company, calculated in accordance with Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder.

☐ Confirmed — the Selling Stockholder does not and will not exceed the 4.99% Beneficial Ownership Cap.

☐ Cannot confirm — please explain: ___________________________________

4.2 Affiliate Status

Is the Selling Stockholder an “affiliate” of the Company as that term is defined in Rule 405 of the Securities Act of 1933 (i.e., a person that directly or indirectly controls, or is controlled by, or is under common control with, the Company)?

☐ No

☐ Yes — if yes, please describe the nature of the affiliation:

Description:

4.3 Officer or Director Status

Is the Selling Stockholder, or any natural person with voting or dispositive control over the Selling Stockholder, an officer or director of the Company?

☐ No

☐ Yes — if yes, please identify:

Name / Title:

4.4 Broker-Dealer Status

Is the Selling Stockholder a registered broker-dealer, or an affiliate of a registered broker-dealer?

☐ No

☐ Yes, the Selling Stockholder is a registered broker-dealer.

☐ Yes, the Selling Stockholder is an affiliate of a registered broker-dealer.

If yes, please confirm that the Registrable Securities were acquired in the ordinary course of business and that at the time of acquisition, the Selling Stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the securities.

4.5 Short Sales

Has the Selling Stockholder, or any affiliate of the Selling Stockholder acting on its behalf, executed any Short Sales (as defined in the Purchase Agreement) of the Company’s Common Stock during the period from the date of the Purchase Agreement to the date of this Questionnaire?

☐ No

☐ Yes — if yes, please describe:

Description:

PART V — PLAN OF DISTRIBUTION

Please describe the manner in which the Selling Stockholder intends to sell or otherwise dispose of the Registrable Securities. This information will be included in the Plan of Distribution section of the Prospectus. The Selling Stockholder may sell the Registrable Securities in one or more of the following manners (check all that apply):

☐ On the OTC Markets or any national securities exchange on which the Common Stock may be listed, at prevailing market prices at the time of sale.

☐ In privately negotiated transactions at prices agreed upon by the parties.

☐ Through broker-dealers who may act as agents or principals.

☐ Through one or more underwriters on a firm commitment or best-efforts basis.

☐ In block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal.

☐ Through the writing of options on the shares, whether such options are listed on an options exchange or otherwise.

☐ A combination of any such methods of sale.

☐ Other (please describe): ___________________________________

PART VII — REPRESENTATIONS AND CERTIFICATIONS

By executing this Questionnaire below, the undersigned Selling Stockholder hereby represents, warrants, and certifies to the Company that:

(a) All information provided in this Questionnaire is true, correct, and complete in all material respects as of the date hereof.

(b) The Selling Stockholder will promptly notify the Company in writing of any change in the information provided herein that occurs prior to or during the Effectiveness Period of the Registration Statement.

(c) The Selling Stockholder understands that this information will be included in the Registration Statement and the related Prospectus filed with the SEC and that such documents will be publicly available.

(d) The Selling Stockholder acknowledges that the Company and its counsel will rely on the information provided herein in preparing the Registration Statement and the Prospectus, and the Selling Stockholder agrees to indemnify and hold harmless the Company with respect to any material misstatement or omission in the Registration Statement arising from inaccurate information provided by the Selling Stockholder in this Questionnaire, in accordance with the indemnification provisions of Article 7 of the Purchase Agreement.

(e) The Selling Stockholder has reviewed the Purchase Agreement and the Registration Rights Agreement and agrees to be bound by all terms and conditions applicable to Holders thereunder.

Signature page follows

SIGNATURE

Signature Date

Printed Name Title (if entity)

Name of Selling Stockholder (Entity):

Please return this completed Questionnaire to:

Artificial Intelligence Technology Solutions Inc.

Attention: Steve Reinharz, Chief Executive Officer

10800 Galaxie Avenue Ferndale, MI 48220

Email: steve.r@radsecurity.com

With a copy to counsel as designated in the Purchase Agreement